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                                                                    Exhibit 99.1

                 AMENDMENT NO. 7 TO THE EMPLOYMENT AGREEMENT AND
          AMENDMENT NO. 1 TO THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         AMENDMENT NO. 7 AND AMENDMENT NO. 1, dated as of July 1, 2005, by and between Concord Camera Corp., a New Jersey corporation (the "Company") and Ira
B. Lampert (the "Executive").

         WHEREAS, the Company and the Executive are parties to that certain Amended and Restated Employment Agreement, dated as of May 1, 1997, as heretofore amended by Amendment No. 1 dated August 25, 1998, Amendment No. 2 dated January 1, 1999, Amendment No. 3 dated April 19, 2000, Amendment No. 4 dated January 1, 2001, Amendment No. 5 dated December 2, 2002 and Amendment No. 6 dated February 10, 2003 (the "Agreement");

         WHEREAS, the Company and the Executive are parties to that certain Amended and Restated Supplemental Executive Retirement Plan and Agreement, dated as of August 18, 2004 (the "SERP");

         WHEREAS, the Company and the Executive desire to further amend the Agreement to provide for a definite term of employment; and

         WHEREAS, the Company and the Executive desire to amend the Agreement and the SERP to provide that the Company shall not be obligated to credit any amounts to the Accounts (as defined in the SERP) or contribute to the rabbi trust or trusts in connection with the SERP as set forth herein.
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            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and
sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Sections 2(a) and 2(b) of the Agreement are deleted in their entirety and replaced with the following:

         "The Company hereby continues to employ the Executive, and the Executive hereby accepts continued employment, for the Term of Employment commencing on July 1, 2005 and, unless sooner terminated as provided herein, terminating on July 1, 2009."

         2. The Company and the Executive hereby agree and acknowledge that the amendments set forth herein shall constitute a Non-Extension Event mutually agreed upon by the Company and the Executive and shall not constitute a Constructive Termination Without Cause (each as defined in the Agreement).

         3. Except as set forth in the next sentence, from and after July 1, 2005, the Company and the Executive hereby agree that, notwithstanding anything to the contrary in the Agreement or the SERP, the Company shall not be obligated to credit $500,000 to the Executive's SERP Account (as defined in the Agreement) pursuant to Section 7(b) of the Agreement or to Accounts (as defined in the
SERP) pursuant to paragraph 1 of Article III of the SERP or to make any contributions to the rabbi trust or trusts established in connection with the SERP. If a Change of Control of the Company (as defined in the Agreement) occurs and the Executive remains employed by the Company following such Change of Control, the Company shall be obligated, following such Change of Control, to pay to the Executive the amount of $500,000 per year in lieu of the amount that would have been credited to the SERP Accounts and the Accounts pursuant to
Section 7(b) of the Agreement and paragraph 1 of Article III of the SERP, respectively, to the extent that but for the first sentence of this paragraph 3 a $500,000 credit would have been required by the terms of the Agreement and the SERP. The initial $500,000 payment shall be made for the year in which the Change of Control occurs within 30 days of the date of the Change of Control. Any additional payments, if any, shall be made on the first business day of each succeeding calendar year of the Term of Employment.
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         4. Except as amended hereby, the Agreement and the SERP shall continue in full force and effect, without change.

             IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                    CONCORD CAMERA CORP.

                                    By:
                                       ----------------------------------------
                                    Harlan Press, Vice President and Treasurer



                                    ----------------------------------
                                    Ira B. Lampert


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Each of the undersigned hereby consents to the execution and delivery of the foregoing Amendment and acknowledges that its guaranty of the Company's obligations under the Agreement shall continue in full force and effect:

CONCORD-KEYSTONE SALES CORP.

By: ____________________________

CONCORD CAMERA ILLINOIS CORP.

By: ____________________________

CONCORD CAMERA EUROPE LTD.

By: ____________________________

CONCORD CAMERA FRANCE SARL

By: ____________________________

CONCORD CAMERA GMBH

By: ____________________________

CONCORD CAMERA HK LIMITED

By:
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CONCORD CAMERA KK (JAPAN)

By:
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